                                  Exhibit 99.4
                                  ------------

                                ESCROW AGREEMENT

     This ESCROW AGREEMENT dated effective as of March 16th, 1998 by and between WaveRider Communications, Inc., a Nevada corporation (the "Company"), William E. Krebs, the corporate secretary of the Company (the "Escrow Agent"), and the holders of Common Stock issued upon conversion of the Series B Preferred Stock, each of which has executed this agreement in counterpart, (collectively, the "Stockholders").

                                  WITNESSETH:

     WHEREAS, pursuant to an Exchange Agreement (as defined below), the stockholders exchanged their shares of the capital stock of Major Wireless Communications, Inc. for shares of the Series B Preferred Stock (as defined below).

     WHEREAS, the Exchange Agreement provided that the shares of Series B Preferred Stock issued pursuant to the Exchange Agreement would be held by the secretary and released only upon the achievement of certain performance criteria.

     WHEREAS, the Company and the Stockholders also entered into a Collateral Agreement pursuant to which the Stockholders agreed not to convert their shares of Series B Preferred Stock until the required performance levels had been satisfied.

     WHEREAS, pursuant to the terms of a certain Shareholders Agreement (as defined below), the Company and the Stockholders have agreed that it would be in the best interests of the Company and the Stockholders to have the Stockholders convert their shares into shares of Common Stock.

     WHEREAS, in connection with such conversion, the Shareholders Agreement requires the Stockholders to execute and deliver this Escrow Agreement;

     NOW, THEREFORE, in consideration of the promises, the mutual covenants, representations and warranties made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     As used in this Escrow Agreement, the defined terms set forth below have the respective meanings set forth below (each such meaning to be equally applicable to both the singular and plural forms of the respective terms so defined).

"Common  Stock ": the common stock of the Company.
---------------

"Company": WaveRider Communications, Inc., a Nevada corporation.
---------

"Escrow Account": an account into which the Escrowed Shares are deposited and
----------------
held by the Escrow Agent pursuant to this Agreement.

"Escrow Agent": the person or entity currently serving as escrow agent hereunder
--------------
pursuant to Section 2.1 or Section 2.2.                     .

"Escrowed Shares": the Common Stock of the Company issued upon conversion of the
-----------------
Series B Preferred Stock which is delivered to the Escrow Agent pursuant to the terms of the Shareholders Agreement, together with any additional shares of Common Stock or other securities distributed pursuant to a stock split, stock dividend, reclassification of shares or other similar transaction to which such shares may be subject.

"Exchange Agreement": that certain Share Exchange Agreement  together with
 ------------------
supplemental agreement thereto, both executed on the 13th day of May, 1997, between the Company and the shareholders of Major Wireless Communication, Inc., as amended.

"Series B Preferred Stock": the Series B Convertible Preferred Stock of the
 ------------------------
Company.

"Shareholder Agreement": the Shareholder Agreement, dated for reference the 16th
-----------------------
day of March, 1998 among the Company and the Stockholders subject to the terms of the said Exchange Agreement.

"Stockholders": those individuals or entities together who have executed this
--------------
agreement in counterpart and who are subject to the said Exchange Agreement.

                                   ARTICLE 2
                          APPOINTMENT OF ESCROW AGENT;
                             SUCCESSOR ESCROW AGENT

     2.1  Appointment of Escrow Agent.   William E. Krebs is hereby appointed
          ---------------------------
Escrow Agent hereunder, and accepts his appointment and designation as Escrow Agent pursuant to the terms and conditions of this Escrow Agreement. In the event William E. Krebs, or any successor to Mr. Krebs, ceases to serve as corporate secretary of the Company at any time, he shall also cease to serve as Escrow Agent hereunder, and the successor corporate secretary of the Company shall be designated as the successor Escrow Agent. Any such successor Escrow Agent shall deliver to each of the other parties hereto a written instrument accepting such appointment hereunder, whereupon it shall succeed to all the rights and duties of the Escrow Agent hereunder and shall be entitled to receive the Escrowed Shares in the Escrow Account at such time.

     2.2  Successors to Escrow Agreement.  The Escrow Agent, or any successor
          ------------------------------
to it hereafter appointed, may at any time resign by giving not less than 60 days prior written notice to each of the other parties hereto, and shall be discharged of its duties hereunder upon the appointment of a successor Escrow Agent as hereinafter provided. In the event of any such resignation, a successor Escrow Agent, shall be selected by the Company. Any such successor Escrow Agent shall deliver to each of the other parties hereto a written instrument accepting such appointment hereunder, whereupon it shall succeed to all the rights and duties of the Escrow Agent hereunder and shall be entitled to receive the Escrowed Shares in the Escrow Account at such time.

                                   ARTICLE 3
                              ESCROW ARRANGEMENTS

     3.1  Purpose of the Escrow Account.  This Escrow Agreement has been
          -----------------------------
executed and delivered, and the Escrow Account is hereby established, for the purpose of holding the Common Stock issuable upon conversion of the Series B Preferred Stock until certain performance criteria are met.

     3.2  Delivery of the Escrowed Shares.  As soon as practicable following the
          -------------------------------
conversion of the Series B Convertible Preferred Stock of the Company, the Company shall deliver to the Escrow Agent certificates, registered in the name of each of the Stockholders, for the Escrowed Shares. The Escrowed Shares shall represent shares that the Stockholders would otherwise be entitled to receive upon conversion of the Series B Preferred Stock. The Stockholders will deliver to the Escrow Agent stock powers duly executed in blank. The Escrow Agent shall hold all of the Escrowed Shares in escrow for the benefit of the Stockholders and the Company in accordance with the terms and conditions hereof.

     3.3  Distribution of Escrowed Shares.  The Escrow Agent shall release the
          -------------------------------
Escrowed Shares to the Stockholders only upon the occurrence of the events and in the numbers set forth on Schedule A attached hereto, together with any dividends being held with respect to the shares being released. In the event that any one or more of the events described in Schedule A have not occurred prior to February 7, 2002 (the "Expiration Date"), any Escrowed Shares which have not been released in accordance with the provisions of this Agreement and Schedule A on or before the Expiration Date, together with any dividends or other distributions thereon, shall be canceled and returned to the Company; provided, however, that the Company by its Board of Directors at their sole discretion and from time to time, may extend such Expiration Date for such additional time or times up to February 7, 2004, and shall give notice to the Escrow Agent of any such extension. The Company shall notify the Escrow Agent and the Stockholders of the occurrence of an event described in Schedule A.
The Escrowed Shares delivered to the Stockholders shall be in proportion to each Stockholder's ownership of the Escrowed Shares.

     3.4  Change in Control.  In the event of a "change in control" of the
          -----------------
Company (as defined below), then the Escrow Agent shall immediately upon the occurrence of the change in control release all of the Escrowed Shares to the Stockholders, together with any dividends being held with respect to the shares being released. For purposes of this Section 3.4, a "change in control" shall be deemed to have occurred if:

     (a) any person or entity acquires beneficial ownership of 20% or more of the Common Stock of the Company then outstanding, or such other voting securities of the Company which results in such person or entity owning 20% or more of the combined voting power of the Company's outstanding securities; or

     (b) the shareholders of the Company approve a reorganization, merger, consolidation, liquidation or dissolution of the Company, or, the sale or disposition of all the assets of the Company (a "Capital Transaction"); or

     (c) a change in the composition of the Board of Directors of the Company (the "Board") occurs such that the individuals who constitute the Board on February 16, 1998, become a minority of the Board, provided that such change does not occur as a result of the sickness, health, disability, voluntary termination of any existing Board Member.

     Notwithstanding the foregoing, a recapitalization or reorganization which results in all of the outstanding equity and voting securities of the Company following such recapitalization or reorganization being beneficially owned by shareholders of the Company in the same proportion as immediately prior to such recapitalization or reorganization, shall not be deemed to be a change in control.

     3.5  Dividends.  Any securities, cash or other property in respect of any
          ----------
dividend, stock splits, recapitalizations, redemptions, liquidations, mergers, spin-offs, split-ups or exchanges or conversion of the Escrowed Shares shall be held in the Escrow Account by the Escrow Agent subject to all of the terms of this Escrow Agreement. The Escrow Agent shall retain as part of the Escrow Account any and all income derived from the Escrowed Shares and/or any other funds, investments or securities permitted by this Escrow Agreement, and such income shall become part of the Escrow Account and shall be distributed in accordance with the terms of this Escrow Agreement. During the term of this Agreement the Escrowed Shares may not be assigned, sold, transferred, pledged or otherwise transferred or encumbered.

     3.6  Right to Vote the Escrowed Shares.  Each of the Stockholders shall
          ---------------------------------
have the right to the exercise of any voting rights pertaining to the Escrowed Shares registered in his name until such time as those shares are delivered to the Company pursuant to Section 3.3.

                                   ARTICLE 4
                           FEES OF THE ESCROW AGENT;
                       CERTAIN RIGHTS OF THE ESCROW AGENT

     4.1  Fees.  The Escrow Agent shall not receive any fee but shall be
          ----
reimbursed for all of his reasonable expenses, including counsel fees, incurred
by him.   All of the Escrow Agent's  reasonable expenses, including counsel fees, hereunder shall be paid by the Company.

     4.2  Certain Rights of the Escrow Agent. (a) The Escrow Agent may act upon
          ----------------------------------
any instrument or other writing believed by it in good faith to be genuine and to be signed or presented by the proper person. The Escrow Agent shall not be liable to the Company or any of the Stockholders for any liability or losses sustained by the Company or such Stockholders as a result of any action taken or omitted to be taken by it in good faith unless a court of competent jurisdiction determines that the Escrow Agent's willful misconduct or gross negligence was the primary cause of any loss to the Company or any such Stockholder, as the case may be. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

          (b) Each of the Stockholders and the Company agree jointly and severally, to indemnify and hold harmless the Escrow Agent from all liabilities and losses that may be incurred by it as a result of its being named as a party to or responding to any litigation arising from the performance of its duties hereunder, except for such litigation that arises from any act or failure to act by the Escrow Agent that is determined by a court of competent jurisdiction to constitute willful misconduct or gross negligence.

          (c) The Escrow Agent will not be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to lost profits) even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

          (d) The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Escrow Agreement, and no other or further duties or responsibilities shall be implied. The Escrow Agent shall not have any liability under, nor duty to inquire into the terms and provisions of, any Escrow Agreement or instructions, other than as set forth in this Escrow Agreement.

          (e) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, the Escrow Agent shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely the Escrowed Shares until it shall be directed otherwise in a written notice satisfactory to the Escrow Agent by the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

          (f) In the event of a dispute between the Company and the Stockholders in connection herewith such that the Escrow Agent deems it necessary for its protection to do so, the Escrow Agent may deposit the Escrowed Shares into a court of competent jurisdiction and thereupon shall have no further duties in connection herewith to any party.

                                   ARTICLE 5
                             TERMINATION OF ESCROW
                         AND RELEASE OF ESCROWED SHARES

     5.1    Termination of Escrow.  This Escrow Agreement shall terminate upon
            ---------------------
the earlier to occur of (i) the Expiration Date, as it may be extended, and (ii) the final distribution of the Escrowed Shares and the termination of the Escrow Account in accordance with Section 3.3 or 3.4 hereof.

                                   ARTICLE 6
                                 MISCELLANEOUS

     6.1  Notices, All notices, requests, demands and other communications
          -------
pursuant to this Escrow Agreement shall be in writing, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice and shall be deemed to have been given and received: (i) the same day, if by hand delivery, (ii) the next day, if by overnight courier, (iii) five days after mailed, enclosed in a registered or certified post-paid envelope, return receipt requested, or (iv) upon telephone confirmation of receipt by facsimile transmission provided, however, that all notices, requests, demands and other communications to the Escrow Agent shall be deemed to have been given and received on the date received by the Escrow Agent: (a) If to the Stockholders, addressed to such Stockholders at their address as
recorded on the Company records;     (b)   If to the Company, at 595 Howe
Street, Suite 204,  Vancouver, B.C., V6C 2T5;  and     (c)  If to the Escrow
Agent, at 595 Howe Street, Suite 204,  Vancouver, B.C. V6C 2T5

Any notice of change of address shall be effective only upon receipt.

     6.2  Entire Escrow Agreement.  This Escrow Agreement, in respect of
          -----------------------
the Escrow Agent, the Company and the Stockholders, together with the Shareholder Agreement, and exhibits and schedules thereto, in respect of the Company and the Stockholders, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature among them.

     6.3  Governing Law, This Escrow Agreement and its validity, construction
          -------------
and performance shall be governed in all respects by the laws of the State of Nevada, without giving effect to principles of conflicts of law.

     6.4  Severability.  If any provision of this Escrow Agreement or the
          ------------
application of any provision hereof to any person or circumstance is held invalid, the remainder of this Escrow Agreement and the application of such provision to other persons or circumstances shall not be affected thereby.

     6.5  Successors  and Assigns. This Escrow Agreement and all action taken
          -----------------------
hereunder in accordance with the terms hereof shall be binding upon and inure to the benefit of the Company, the Stockholders and the Escrow Agent, and their respective successors and assigns.

     6.6  Counterparts: Headings.  This Escrow Agreement may be executed in one
          ----------------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The headings contained in this Escrow Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Escrow Agreement.

     6.8  Amendment: Waiver.  This Escrow Agreement shall not be changed,
          -----------------
modified or amended except by a writing signed by all of the parties hereto. No failure or delay on the part of a party hereunder in the exercise of any right hereunder in enforcing or requiring the compliance or performance by any of the other parties hereunder of any of the terms or conditions of this Escrow Agreement shall operate as a waiver of any such right, or constitute a waiver of a breach of any such terms or conditions, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right, nor shall any of the aforementioned failures or delays affect or impair such rights generally in any way. The waiver by any party of a breach of any term or condition of this Escrow Agreement by the other party shall not operate as nor be construed as a waiver of any subsequent breach thereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


WAVERIDER COMMUNICATIONS INC.,  BY:

_______________________                  ___________________
President                                Date


BY:

_______________________                  ___________________
(Signature)                              Date

_______________________
(TITLE)


____________________________________________  __________________________________
WILLIAM E. KREBS              WITNESS              DATE

SCHEDULE  "A"  -   RELEASE OF SHARES:

(EXTRACTED FROM SHARE EXCHANGE AGREEMENT; "MWCI" REFERS TO MAJOR WIRELESS COMMUNICATIONS INC.)


MWCI is a development stage company which had developed and has certain proprietary rights to technology allowing for the wireless transmission of both voice and data. Its initial move to the marketplace is in the field of internet delivery in which its wireless systems will be licensed to internet providers for a fee. The following schedule references the various stages of such marketing. "Prototype" refers to the complete system enabling such wireless transmission. "License agreements" refers to the agreements between MWCI and individual internet servers for the use of MWCI's system and "Gross Revenue" includes all cumulative revenue generated by MWCI whether from License fees, the lease or sale of equipment or otherwise, but does not include any taxes required to be collected by MWCI with respect to same.

EVENT                                    % OF SHARES RELEASED

Prototype development completed                        5%
Prototype operational in one community                10%
25 Non-conditional License agreements signed
with non-refundable deposits received                 15%
25 Licensees operational utilizing the system         15%
Gross revenue exceeds $10 million CDN                 25%
Gross revenue exceeds $25 million CDN                 30%